                                                                      EXHIBIT 24


                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                      Executed as of December 31, 1996.




                                        /s/ Daniel F. Akerson
                                        ----------------------------------------
                                        Daniel F. Akerson
                                        Chairman of the Board, Director
                                        and Chief Executive Officer
                                        (Principal Executive Officer)

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of October 22, 1996.




                                        /s/ Steven M. Shindler
                                        ----------------------------------------
                                        Steven M. Shindler
                                        Senior Vice President and Chief
                                        Financial Officer
                                        (Principal Financial Officer)

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                       Executed as of January 3, 1997.




                                        /s/ Stephen M. Bailor
                                        ----------------------------------------
                                        Stephen M. Bailor
                                        Vice President and Corporate
                                        Controller (Principal Accounting
                                        Officer)

                               POWER OF ATTORNEY


                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3 pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of October 17, 1996.




                                        /s/ Morgan E. O'Brien
                                        ----------------------------------------
                                        Morgan E. O'Brien
                                        Vice Chairman of the Board
                                        and Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of October 16, 1996.




                                        /s/ Brian D. McAuley
                                        ----------------------------------------
                                        Brian D. McAuley
                                        Vice Chairman of the Board and
                                        Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of October 22, 1996.




                                        /s/ Robert Cooper
                                        ----------------------------------------
                                        Robert Cooper
                                        Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of December 31, 1996.




                                        /s/ Keisuke Nakasaki
                                        ----------------------------------------
                                        Keisuke Nakasaki
                                        Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of December 31, 1996.




                                        /s/ Masaaki Torimoto
                                        ----------------------------------------
                                        Masaaki Torimoto
                                        Director

                               POWER OF ATTORNEY

                          NEXTEL COMMUNICATIONS, INC.

                 The undersigned, a director and/or officer of Nextel Communications, Inc., a Delaware corporation (the "Company"), which Company intends to file with the Securities and Exchange Commission under the provisions of the Securities Act of 1933 a Registration Statement on Form S-3, or other suitable form, pursuant to which certain stockholders of the Company may, from time to time, offer and sell shares of the Company's Class A Common Stock, par value $.001 per share, does hereby constitute and appoint Steven M. Shindler, Thomas D. Hickey, John H. Willmoth and Thomas J. Sidman, and each of them, each with full power to act without the other and with full power of substitution and resubstitution, as attorneys or attorney to sign and file in his or her name, place and stead, in any and all capacities, such Registration Statement, any and all amendments and exhibits thereto, and any and all other documents to be filed with the Securities and Exchange Commission pertaining to or relating to such Registration Statement, or any other document with any state securities commission or other regulatory authority with respect to the securities covered by such Registration Statement, with full power and authority to do and perform any and all acts and things whatsoever required and necessary to be done, hereby ratifying and approving the acts of said attorneys and each of them and any substitute or substitutes.

                 Executed as of October 22, 1996.




                                        /s/ Dennis Weibling
                                        ----------------------------------------
                                        Dennis Weibling
                                        Director